UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC
(The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 25, 2025, Motorsport Games Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), at which the Company’s stockholders were asked to consider and vote on five proposals, each of which is listed below and described in more detail in the Company’s definitive proxy statement for the 2025 Annual Meeting, as filed with the SEC on March 21, 2025, as supplemented on April 17, 2025. With respect to each proposal, holders of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”) were entitled to cast one vote per share held as of the close of business on March 11, 2025 (the “Record Date”) and holders of the Company’s Class B common stock, par value $0.0001 per share (the “Class B common stock”), were entitled to cast ten votes per share held as of the close of business on the Record Date. On the Record Date there were 3,183,558 shares of Class A common stock and 700,000 shares of Class B common stock issued and outstanding and entitled to vote at the 2025 Annual Meeting.

The following are the final results of voting on each of the proposals presented at the 2025 Annual Meeting:

Proposal No. 1: Election of Class I Directors.

The Company’s stockholders elected each of Andrew P. Jacobson and Navtej Singh Sunner.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Andrew P. Jacobson	8,614,256	65,656	458,638

Navtej Singh Sunner	8,612,855	67,057	458,638

Proposal No. 2: Amendment to the Incentive Plan

The Company’s stockholders did not approve an Amendment to the Amended and Restated Motorsport Games Inc. 2021 Equity Incentive Plan (the “Incentive Plan”) to increase the number of shares of Class A common stock available for award under the Incentive Plan by 200,000 shares from 100,000 shares to 300,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,011	8,514,723	178	458,638

Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Grassi & Co. CPAs, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,098,881	14,460	25,209	-

Proposal No. 4: Issuance of Shares of Common Stock Upon Exercise of Warrants

The Company’s stockholders did not approve the exercise of the warrants issued by the Company on July 29, 2024 to purchase up to an aggregate of 949,310 shares of Class A common stock under applicable rules and regulations of the Nasdaq Stock Market LLC.

Votes For	Votes Against	Abstentions	Broker Non-Votes
184,990	8,494,702	220	458,638

Proposal No. 5: Adjournment of the 2025 Annual Meeting

The Company’s stockholders approved the adjournment of the 2025 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there should be insufficient votes for, or otherwise in connection with, the approval of Proposal No. 4. However, a decision was made not to adjourn the 2025 Annual Meeting to a later date.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,654,854	23,846	1,212	458,638

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: April 28, 2025	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President